SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 4, 2003
                                                 ----------------


                         NATIONAL PENN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


       Pennsylvania                  0-10957                 23-2215075
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)             Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA               19512
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
                                                   --------------


                                       N/A
         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Item 5.  Other Events.
---------------------

         FirstService Bank Acquisition
         -----------------------------

         As previously reported, National Penn Bancshares, Inc. and its subsidiary, National Penn Bank, entered into an Agreement and Plan of Merger on September 24, 2002 with FirstService Bank. This agreement provides, among other things, for the merger of FirstService with and into National Penn Bank.

         On February 4, 2003, the shareholders of FirstService Bank approved the merger. The merger was approved by the Office of the Comptroller of the Currency on January 2, 2003. Subject to satisfaction of other customary closing conditions, closing of the merger is scheduled for February 25, 2003.

         Wayne R. Weidner -- Employment Agreement
         ----------------------------------------

         On February 4, 2003, National Penn entered into an employment agreement with Wayne R. Weidner, Chairman, President and Chief Executive Officer of National Penn, and Chairman and Chief Executive Officer of National Penn Bank. This agreement covers Mr. Weidner's duties as an executive officer and his compensation and related benefits. It also contains a supplemental retirement benefit, "change-in-control" protection, as well as non-competition, non-disclosure, and non-solicitation covenants. This agreement superseded Mr. Weidner's existing change-in-control/supplemental retirement benefit agreement.

         The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by the text of the employment agreement, which is included herein as Exhibit 10.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.
              ---------

         10.1 - Employment Agreement dated February 4, 2003, among National Penn Bancshares, Inc., National Penn Bank and Wayne R. Weidner.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL PENN BANCSHARES, INC.


                                        By /s/Wayne R. Weidner
                                           ----------------------
                                        Name: Wayne R. Weidner
                                        Title:  Chairman, President
                                                and CEO


Dated:  February 4, 2003

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                              Description
--------------                              -----------

         10.1 - Employment Agreement dated February 4, 2003, among National Penn Bancshares, Inc., National Penn Bank and Wayne R. Weidner.